SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                           Date of Report: May 9, 2003

                       KRONOS ADVANCED TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         Nevada                     000-30191                 87-0440410
         ------                     ---------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)          Identification No.)



464 Common Street, Suite 301, Belmont, Massachusetts            02478
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    (Address of principal executive offices)                  (Zip code)



Registrant's telephone number, including area code:  (617) 993-9965
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ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       99.1 Master Loan and Investment Agreement, dated May 9, 2003, by and among Kronos Advanced Technologies, Inc., f/k/a TSET, Inc. a Nevada corporation ("Kronos"), Kronos Air Technologies, Inc., a Nevada corporation ("Kronos Air") and FKA Distributing Co. d/b/a HoMedics, Inc., a Michigan corporation ("HoMedics").

       99.2 Secured Promissory Note, dated May 9, 2003, in the principal amount of $2,400,000 payable to HoMedics

       99.3 Secured Promissory Note, dated May 9, 2003, in the principal amount of $1,000,000 payable to HoMedics

       99.4 Security Agreement, dated May 9, 2003, by and among Kronos, Kronos Air and HoMedics

       99.5 Registration Rights Agreement, dated May 9, 2003 by and between Kronos and HoMedics

       99.6       Warrant No.1, dated May 9, 2003, issued to HoMedics

       99.7       Warrant No.2, dated May 9, 2003, issued to HoMedics


ITEM 9.  REGULATION FD DISCLOSURE

              KRONOS OBTAINS $3.5 MILLION IN SECURED DEBT FINANCING
                   FROM ITS STRATEGIC CUSTOMER, HOMEDICS, INC.

                 Kronos Rapidly Completing Its Transition from a
                   Development Company to an Operating Entity


BELMONT, MA - MAY 15, 2003: KRONOS ADVANCED TECHNOLOGIES, INC. (OTC BB: KNOS) has entered into an agreement with a strategic customer, HoMedics, Inc., for $3.5 million in secured debt financing. $2.5 million was advanced to Kronos upon execution of the agreement and $1.0 million will be advanced upon the start of production for the Kronos-based air purification product line to be marketed and distributed by HoMedics. As previously announced, Kronos Air Technologies, Inc., a wholly owned subsidiary of Kronos Advanced Technologies, Inc., and HoMedics executed a multiyear, multi-million-dollar licensing agreement to bring KronosTM proprietary technology to the consumer under an exclusive agreement for North American, Australian and New Zealand retail distribution rights for next generation consumer air movement and purification products based on patented KronosTM technology.

"The extension of our relationship with HoMedics dramatically accelerates and increases our capability to further market, develop and sell Kronos-based products throughout the world," commented Kronos President and CEO, Daniel R. Dwight. "The additional funding further validates HoMedics' belief in the potential of the Kronos technology and continues to strengthen our ability to properly position the Kronos technology in the global air movement, filtration and purification marketplace."

"HoMedics is pleased with the opportunity to strengthen our relationship with Kronos and is making this investment based on our belief in the potential for the Kronos technology," stated Ron Ferber, President of HoMedics, Inc. "By making this investment in Kronos, HoMedics not only ensures the rapid development of the consumer retail products that we will look to market and distribute globally but also allows HoMedics to participate financially in the exponential growth of Kronos. HoMedics fully supports the Kronos management team in their expansion to serve not only HoMedics consumer customer base but industrial and commercial customers seeking a high technology solution to their air movement and purification needs."

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This funding should assist Kronos to rapidly complete its transition from a development company to an operating entity generating revenue from sale of mass produced Kronos-based products. The terms of the debt include an annual stated interest rate of six percent and a five year term with no payments required for the first twelve months. Proceeds will be used by Kronos to meets its current commitments, including customer commitments in the consumer, military and transportation marketplaces, as well as expansion into additional revenue generating applications for the Kronos technology.

EXPANSION OF KRONOS AND HOMEDICS RELATIONSHIP

Kronos and HoMedics plan to expand their relationship into other consumer products on a global basis. Kronos and HoMedics will seek to market and sell the Kronos-based HoMedics air purification product line globally. Kronos and HoMedics will also seek to develop, market and sell globally other Kronos-based products.

The previously announced licensing agreement provides for an initial term of three and one half years with the option to extend the agreement for six additional years. Kronos will be compensated through an initial royalty payment and ongoing quarterly royalty payments based on a percentage of sales. HoMedics will pay minimum royalty payments of at least $2 million during the initial term and on-going royalty payments to extend the agreement. Kronos will retain full rights to all of its intellectual property.

HoMedics commitment includes a multi-million-dollar marketing and advertising campaign to promote the Kronos-based HoMedics air purification product line. The products will be manufactured and distributed by HoMedics. HoMedics currently distributes their products through major domestic retailers, including Wal-Mart, Home Depot, Sears, Bed Bath & Beyond, and Linens 'N Things. Kronos will manufacture and provide HoMedics with Kronos' proprietary electronics.

ABOUT KRONOS ADVANCED TECHNOLOGIES, INC.

Through its wholly owned subsidiary, Kronos Air Technologies, Inc., Kronos Advanced Technologies focuses on the development and commercialization of a new, proprietary air movement and purification technology. Kronos(TM) technology utilizes state-of-the-art high voltage electronics and electrodes to create an efficient but simple electrical device. As a result of this combined technology, the Kronos(TM) air movement and purification device can move and clean air without any moving parts. The device is versatile, energy and cost-efficient, and exhibits multiple design attributes, creating a broad range of applications. More information about Kronos Advanced Technologies is available at www.kronosati.com.

ABOUT HOMEDICS

Founded in 1987, HoMedics built the home personal healthcare and wellness products category, establishing its reputation initially as the leading manufacturer of back and body massagers, then expanding its product offerings to include footbaths, handheld massagers, home spa items, sensory relaxation systems and magnetic therapy products. Today, the privately owned company is known for creating whole new product categories and introducing innovative, fully featured products at affordable retail prices.

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Headquartered in Commerce Township, Mich., HoMedics manufactures the most complete line of home personal healthcare, wellness and relaxation products sold in America. Marketed under the HoMedics(R), Thera P(TM), Therapist Select(TM) and Body Basics(TM) brand names, the company's products are available worldwide at most major department, discount, drug and specialty stores. For more information, refer to the HoMedics website at www.homedics.com.

WITH THE EXCEPTION OF HISTORICAL INFORMATION CONTAINED IN THIS FILING, THIS FILING INCLUDES FORWARD-LOOKING STATEMENTS AND COMMENTS. SUCH STATEMENTS ARE NECESSARILY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH ARE SIGNIFICANT IN SCOPE AND NATURE BEYOND THE COMPANY'S CONTROL. FORWARD-LOOKING STATEMENTS, BY THEIR NATURE, INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES. AS A RESULT, ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON MANY FACTORS, INCLUDING THOSE DESCRIBED ABOVE. THE COMPANY CAUTIONS THAT HISTORICAL RESULTS ARE NOT NECESSARILY INDICATIVE OF THE COMPANY'S FUTURE PERFORMANCE. OTHER RISKS ARE SUMMARIZED UNDER THE CAPTION "CERTAIN BUSINESS RISK FACTORS" IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KRONOS ADVANCED TECHNOLOGIES, INC.



Date:    May 15, 2003              By:   /s/ Daniel R. Dwight
                                      --------------------------------------
                                   Name: Daniel R. Dwight
                                   Its:  Chief Executive Officer and President

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